SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.



Date of Report (Date of earliest event reported) August 25, 1998.



                 TENNEY ENGINEERING, INC.
(Exact name of registrant as specified in its charter)


New Jersey                  1-4142                  22-1323920

State or other          (Commission File         (IRS Employer
Jurisdiction of               Number)          Identification No.)
Incorporation)


                      1090 Springfield Road
                     Union, New Jersey 07083
                      (Address of Principal
                  Executive Offices)  (Zip Code)






Registrant's Telephone Number, including area code:  (908) 686-7870




Item 3.  Bankruptcy or Receivership

     Tenney Engineering, Inc. and its wholly owned subsidiary, DynaTenn, Inc., filed for protection from creditors under Chapter 11 of the Federal Bankruptcy Code on August 25, 1998 in U.S. Bankruptcy Court for the District of New Jersey, Newark, New Jersey, under Case Numbers 98-40978 RG and 98-40979 RG, respectively.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TENNEY ENGINEERING, INC.
                                (Registrant)




                      By:
                           ____________________________
                    Name:  Martin Pelman
                   Title:  Vice President, Finance/Treasurer
                           (Principal Financial Officer)



Dated:  August 31, 1998




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